      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 2002

                                                      REGISTRATION NO. 333-51888
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 -------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 -------------

                 NORTEL NETWORKS LIMITED                                   NORTEL NETWORKS CAPITAL CORPORATION
  (Exact name of Registrant as specified in its charter)         (Exact name of Registrant as specified in its charter)

                          CANADA                                                        DELAWARE
             (State or other jurisdiction of                                 (State or other jurisdiction of
              incorporation or organization)                                 incorporation or organization)

                       62-12-62580                                                     62-16-29620
                     (I.R.S. Employer                                               (I.R.S. Employer
                  Identification Number)                                         Identification Number)

                8200 DIXIE ROAD, SUITE 100                                        NORTEL NETWORKS PLAZA
                BRAMPTON, ONTARIO, CANADA                                  NASHVILLE, TENNESSEE, UNITED STATES
                         L6T 5P6                                                       37228-1397
                      (905) 863-0000                                                 (615) 432-4000
    (Address, including zip code, and telephone number,            (Address, including zip code, and telephone number, including
      including area code, of Registrant's principal                  area code, of Registrant's principal executive offices)
                    executive offices)



                              CT CORPORATION SYSTEM
                   111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011
                                 (212) 590-9100
                       (Name, address, including zip code,
                  and telephone number, including area code, of
                               agent for service)

                                   COPIES TO:

             DEBORAH J. NOBLE                           CRAIG B. BROD, ESQ.                    DAVID J. GOLDSCHMIDT, ESQ.
            CORPORATE SECRETARY                 CLEARY, GOTTLIEB, STEEN & HAMILTON      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
          NORTEL NETWORKS LIMITED                        One Liberty Plaza                         Four Times Square
        8200 Dixie Road, Suite 100                      New York, New York                         New York, New York
            Brampton, Ontario,                                 10006                                     10036
              Canada L6T 5P6

                   ------------------------------------------

     Approximate date of commencement of proposed sale to the public: At such time (from time to time) after the effective date of this Registration Statement as agreed upon by the registrants and any underwriters or agents in light of market conditions.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

================================================================================

     Pursuant to the registrants' undertaking in Item 17 of Part II of this registration statement, the registrants hereby withdraw this registration statement, including all amendments and exhibits thereto, with respect to the unsold portion of securities registered hereon. In February 2001, Nortel Networks Limited completed the offering of $1.5 billion of 6.125% senior notes due 2006 pursuant to this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that, at the time the registration statement was originally filed, it met all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brampton, Province of Ontario, Canada on the 13th day of May, 2002.

                                       NORTEL NETWORKS LIMITED



                                       By:             /s/ Frank A. Dunn
                                           -------------------------------------
                                                  (FRANK A. DUNN, President,
                                                 Chief Executive Officer and
                                                   Chief Financial Officer)


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below on behalf of Nortel Networks Limited by the following persons in the capacities indicated on the 13th day of May, 2002.


              Principal Executive Officer and
                Principal Financial Officer

                      /s/ Frank A. Dunn                          President, Chief Executive Officer and Chief
         ---------------------------------------------                   Financial Officer, and a Director
                      (FRANK A. DUNN)




               Principal Accounting Officer


                    DOUGLAS C. BEATTY*                                          Controller
         ---------------------------------------------
                    (DOUGLAS C. BEATTY)


                 Authorized Representative
                   in the United States:

       NORTEL NETWORKS INC.


          By /s/ Lynn C. Egan
             -----------------------------------------
             Name: LYNN C. EGAN
             Title: Assistant Secretary

                                   DIRECTORS:


        J.J. BLANCHARD*
-----------------------------------           -----------------------------
       (J.J. BLANCHARD)                              (R.A. INGRAM)


          R.E. BROWN*
-----------------------------------           -----------------------------
         (R.E. BROWN)                                 (W.A. OWENS)


          F.A. DUNN*                                  G. SAUCIER*
-----------------------------------           -----------------------------
          (F.A. DUNN)                                 (G. SAUCIER)


         L.Y. FORTIER*                              S.H. SMITH, JR.*
-----------------------------------           -----------------------------
        (L.Y. FORTIER)                             (S.H. SMITH, JR.)


                                                      L.R. WILSON*
-----------------------------------           -----------------------------
        (J.E. CLEGHORN)                              (L.R. WILSON)




Dated: May 13, 2002
                                          *By        /s/ Deborah J. Noble
                                               ---------------------------------
                                                       (DEBORAH J. NOBLE,
                                                      as Attorney-in-fact)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe, at the time the registration statement was originally filed, that it met all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brampton, Province of Ontario, Canada, on the 13th day of May, 2002.

                                        NORTEL NETWORKS CAPITAL CORPORATION



                                        By: /s/ Katharine B. Stevenson
                                            ---------------------------
                                            (KATHARINE B. STEVENSON,
                                                 PRESIDENT)


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below on behalf of Nortel Networks Capital Corporation by the following persons in the capacities indicated on the 13th day of May, 2002.


DIRECTORS AND OFFICERS:

         Principal Executive Officer


          /s/ Katharine B. Stevenson                                      President
         -----------------------------                                and a Director
                 (KATHARINE B. STEVENSON)

           Principal Financial Officer and
           Principal Accounting Officer


                 MARY M. CROSS*                              Vice-President, Finance, and Treasurer,
         ---------------------------------                              and a Director
                 (MARY M. CROSS)





Dated: May 13, 2002
                                                  *By  /s/ Deborah J. Noble
                                                       ---------------------------
                                                         (DEBORAH J. NOBLE,
                                                        as Attorney-in-fact)

